R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 1 Carlyle Credit Income Fund (“CCIF”) Q1 2025 Quarterly Earnings Presentation February 2025

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 2 This presentation (the “Presentation”) has been prepared by Carlyle Credit Income Fund. (together with its consolidated subsidiaries, “we,” “us,” “our,” “CCIF” or the “Company”) (NYSE: CCIF) and may only be used for informational purposes only. This Presentation should be viewed in conjunction with the earnings conference call of the Company held on February 27, 2025. The information contained herein may not be used, reproduced, referenced, quoted, linked by website, or distributed to others, in whole or in part, except as agreed in writing by the Company. This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common shares or any other securities nor will there be any sale of the common shares or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. This Presentation provides limited information regarding the Company and is not intended to be taken by, and should not be taken by, any individual recipient as investment advice, a recommendation to buy, hold or sell, or an offer to sell or a solicitation of offers to purchase, our common shares or any other securities that may be issued by the Company, or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks. This Presentation may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make them. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission (the “SEC”), and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Information throughout the Presentation provided by sources other than the Company (including information relating to portfolio companies) has not been independently verified and, accordingly, the Company makes no representation or warranty in respect of this information. The following slides contain summaries of certain financial and statistical information about the Company. The information contained in this Presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Presentation. CCIF is managed by Carlyle Global Credit Investment Management L.L.C. (the “Investment Adviser”), an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group Inc. (together with its affiliates, “Carlyle”). This Presentation contains information about the Company and certain of its affiliates and includes the Company’s historical performance. You should not view information related to the past performance of the Company as indicative of the Company’s future results, the achievement of which is dependent on many factors, many of which are beyond the control of the Company and the Investment Adviser and cannot be assured. There can be no assurances that future dividends will match or exceed historical rates or will be paid at all. Further, an investment in the Company is discrete from, and does not represent an interest in, any other Carlyle entity. Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance of the Company or any other Carlyle entity. 2 Important Information

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 3 Fund Overview (1) Current dividend rate based on dividends declared through May 2025, and the closing market share price at February 24, 2025. (2) As of December 31, 2024. Carlyle Platform Carlyle Expertise Diversified PRIMARILY INVESTING IN EQUITY AND JUNIOR DEBT TRANCHES OF COLLATERALIZED LOAN OBLIGATIONS (CLOs) Leadership CARLYLE TOOK OVER AS THE INVESTMENT ADVISER OF CCIF ON JULY 14, 2023 16.45%(1) MONTHLY DIVIDEND THAT IS DECLARED QUARTERLY Carlyle Credit Income Fund (“CCIF”) Overview Carlyle Platform Carlyle (NASDAQ:CG) IS A GLOBAL INVESTMENT FIRM FOUNDED IN 1987 $441 Billion OF ASSETS UNDER MANAGEMENT (AUM) (2) 2,300+ EMPLOYEES AND OVER 700 INVESTMENT PROFESSIONALS GLOBALLY (2) 25+ YEAR HISTORY IN THE CLO MARKET $50 Billion IN CLOs ACROSS U.S. AND EUROPE (2) 30+ INDUSTRY-FOCUSED RESEARCH ANALYSTS Carlyle Expertise

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 4 (1) Firm data as of December 31, 2024. (2) Total includes Investment Professionals in the Executive Group. (3) Carlyle Global Credit AUM includes $76.9 billion of insurance related assets. (4) Includes 11 professionals in the Carlyle Global Capital Markets group. Note: AUM numbers may not sum to total due to rounding. Certain communications between Carlyle Global Credit and investment professionals in other business segments may be restricted in accordance with Carlyle's information barrier policy. Past performance is not indicative of future results and there can be no assurance that any trends will continue. Firm Overview The Carlyle Edge • Reach: “One Carlyle” Global Network • Expertise: Deep Industry Knowledge • Impact: Executive Operations Group • Data: Portfolio Intelligence Global Private Equity Global Credit Global Investment Solutions Global Investment Platform Founded: 1987 AUM: $441 bn Employees: 2,300+ Investment Professionals: 700+(2) Offices / Countries: 29 / 17 $164 bn AUM 425+ investment professionals $192 bn AUM(3) 190+ investment professionals(4) $85 bn AUM 105+ investment professionals Carlyle Firm Overview(1)

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 5 AUM: $7.6 billion ASSET-BACKED FINANCE Carlyle Global Credit Platform Source: The Carlyle Group. As of December 31, 2024 unless otherwise stated. (1) Carlyle Global Credit and Platform Initiatives AUM includes $76.9 billion of insurance related assets. Past performance is not indicative of future results and there can be no assurance that any trends will continue. CARLYLE GLOBAL CREDIT – $192BN AUM(1) AUM: $50.0 billion LIQUID CREDIT AUM: $30.4 billion PRIVATE CREDIT AUM: $19.4 billion REAL ASSETS CREDIT CLO MANAGEMENT Carlyle managed CLOs (broadly syndicated senior secured bank loans) CLO INVESTMENT Equity and debt CLO tranches LOANS & REVOLVING CREDIT Senior secured loans and revolving credit facilities of non-IG issuers DIRECT LENDING Directly originated loans, primarily first lien and financial sponsor-backed OPPORTUNISTIC CREDIT Directly originated private capital solutions primarily for non-sponsored companies HYBRID CAPITAL Flexible mandate across credit- oriented solutions, structured equity, and stressed / dislocated investments AVIATION FINANCE Commercial aircraft leasing / servicing and securitization of aircraft portfolios INFRASTRUCTURE CREDIT Credit investments in U.S. and international infrastructure assets REAL ESTATE CREDIT Lending to global real estate projects PLATFORM INITIATIVES AUM: $85.0 billion(1) CARLYLE TACTICAL CREDIT FUND CROSS-PLATFORM SMAs ADVISORY CAPITAL Closed-end Interval fund investing dynamically across Carlyle’s entire credit platform Tailored separate accounts investing across the credit platform Credit assets sub-advised for insurance platform IG DEBT Directly originated, privately structured asset-backed solutions, focused on acquiring or lending against diversified pools of collateral with contractual cash flows NON-IG DEBT RESIDUAL / EQUITY

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 6 Securities Overview Description NYSE Ticker Market Cap (1) Closing Price (1) Current Dividend Rate Current Dividend Rate (2) Payment Frequency Common Shares CCIF $138.43 mm $7.66 $0.105 16.45% Monthly Overview of Common and Listed Preferred Shares Description NYSE Ticker Rating (3) Closing Price (4) Principal Maturity Date Callable Date Coupon Payment Frequency Series A Term Preferred Shares ($25 Liquidation Preference) CCIA BBB+ $26.49 $52.00 mm 10/31/2028 10/31/2025 8.75% Monthly Past performance is not indicative of future results and there can be no assurance that any trends will continue. (1) Reflects common shares outstanding and market price as of February 24, 2025. (2) Current dividend rate based on dividends declared through May 2025, and the closing market price at February 24, 2025. (3) The Preferred Shares are rated by Egan-Jones Ratings Company, an independent rating agency. Egan-Jones Ratings Company is a nationally recognized statistical rating organization (NRSRO). A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. (4) Reflects market price as of February 24, 2025.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 7 Q1 2025 (Quarter Ended 12/31/24) Quarterly Results • Net investment income was $0.26 per common share and core net investment income ("CNII") was $0.44 per common share (1) • Cash yield was 25.15% on CLO investment quarterly payments received during the quarter. This equates to $0.70 of recurring cash flows per share • NAV per share was $7.44 • We paid dividends of $0.315 per common share • Declared dividends of $0.105 per common share for each monthly dividend in March, April, and May 2025. This represents an annualized dividend rate of 16.45% (2) • Sold 1.37 million of our common shares in connection with the at-the-market ("ATM") offering program at a premium to NAV for net proceeds of $11.0 million. Total NAV accretion for the quarter from ATM offerings was $0.03 per share. • Total fair value of the portfolio excluding cash was $177.9 million • New CLO investment deployments during the quarter were $12.0 million with a weighted average GAAP yield of 16.83% • Total portfolio weighted average GAAP yield was 17.22% • Completed 6 accretive refinancings and resets in the underlying portfolio during the quarter • Underlying CLOs continue to maintain healthy overcollateralization cushions with a weighted average cushion of 4.18% and no holdings with a cushion of less than 2.50% Portfolio & Investment Activity Dividend & Capital Activity (1) CNII is a financial measure calculated on a basis of methodology other than in accordance with GAAP. CNII is calculated using recurring cash flows minus expenses. See slide 20, "Reconciliation of Core Net Investment Income", for more information. (2) Current dividend rate based on dividends declared through May 2025, and the closing market price at February 24, 2025. First Quarter Results Q1 2025 (Quarter Ended 12/31/24) Quarterly Results

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 8 • Net investment income per share was $0.26 and CNII per share was $0.44 in Q1 2025 • The quarterly dividend of $0.315 was supported by $0.70 in recurring cash flows Q1 2025 represents the quarter ended December 31, 2024. Note: Past performance is not indicative of future results and there can be no assurance that any trends will continue. (1) Per share amounts are based on the weighted average number of common shares outstanding for the period. (2) Per share amounts are based on the common shares outstanding at quarter-end. Actual yields earned over the life of each investment could differ materially from the yields presented above. Financial Performance Summary (Dollar amounts in thousands, except per share data and common shares outstanding) Q1 2025 Per Share Data Recurring Cash Flows (1) $0.70 Core Net Investment Income (Loss) (1) $0.44 Net Investment Income (Loss) (1) $0.26 Net Realized and Change in Unrealized Gains (Losses) (1) $(0.17) Dividends Paid (2) $(0.32) Net Asset Value (2) $7.44 Common Shares Outstanding Weighted Average Shares Outstanding for the Period 16,018,868 Shares Outstanding at Quarter End 16,813,273 Portfolio Highlights Total Investments at Fair Value $177,907 Number of CLO Holdings 52 Average Size of Investment per Holding (Notional) $5,800 Total Portfolio Weighted Average GAAP Yield 17.22 % Financial Position (at Quarter End) Net Assets $125,020 Debt $0 Preferred Equity (Principal Balance) $63,517

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 9 Quarterly Operating Results Detail Q1 2025 represents the quarter ended December 31, 2024. Past performance is not indicative of future results and there can be no assurance that any trends will continue. Totals may not sum due to rounding. (1) Per share amounts are based on the weighted average number of common shares outstanding for the period. (2) CNII is a financial measure calculated on a basis of methodology other than in accordance with GAAP. CNII is calculated using recurring cash flows minus expenses. See slide 20, "Reconciliation of Core Net Investment Income", for more information. (3) Reflects aggregate principal amount of $52.0 million for Q1 2024, Q2 2024, Q3, 2024 and $63.5 million for Q4 2024 and Q1 2025. (4) Per share amounts are based on the common shares outstanding at quarter-end. (5) Reflects preferred shares to total assets. (Dollar amounts in thousands, except per share data) Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 SUMMARY INCOME STATEMENT Total investment income $ 5,339 $ 7,301 $ 7,383 $ 7,901 $ 8,269 Total expenses (2,494) (3,345) (3,386) (3,653) (4,177) Net Investment Income $ 2,845 $ 3,956 $ 3,997 $ 4,248 $ 4,092 Net realized and change in unrealized gains (losses) (4,460) (1,605) (2,651) (763) (2,967) Net Income (Loss) $ (1,615) $ 2,351 $ 1,346 $ 3,485 $ 1,125 Weighted average shares of common stock outstanding 11,729 12,033 12,680 14,309 16,019 Net Investment Income (Loss) per Share (1) $ 0.24 $ 0.33 $ 0.32 $ 0.30 $ 0.26 Core Net Investment Income (Loss) per Share (1) (2) $ 0.26 $ 0.36 $ 0.54 $ 0.45 $ 0.44 Recurring Cash Flows per Share (1) $ 0.47 $ 0.64 $ 0.81 $ 0.70 $ 0.70 SUMMARY BALANCE SHEET Total investments, at fair value $ 127,255 $ 142,100 $ 138,001 $ 173,454 $ 177,907 Cash, cash equivalents and restricted cash 14,269 2,410 8,014 725 6,455 Other assets 4,755 6,093 6,351 6,616 6,815 Total Assets $ 146,279 $ 150,603 $ 152,366 $ 180,795 $ 191,177 Preferred shares, net of unamortized issuance costs (3) $ 50,008 50,092 50,135 $ 60,871 61,176 Accrued expenses and liabilities 2,560 3,416 2,061 2,311 4,981 Total Liabilities $ 52,568 $ 53,508 $ 52,196 $ 63,182 $ 66,157 Net Assets $ 93,711 $ 97,095 $ 100,170 $ 117,613 $ 125,020 Common shares outstanding at end of period 11,735 12,329 13,049 15,387 16,813 Net Asset Value per Common Share (4) $ 7.99 $ 7.88 $ 7.68 $ 7.64 $ 7.44 Leverage (5) 0.36x 0.35x 0.34x 0.35x 0.33x

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 10 12% 12% 10% 8% 5%5%5% 5% 4% 4% 31% High Tech Healthcare & Pharmaceuticals Banking, Finance, Insurance & Real Estate Services: Business Hotels, Gaming & Leisure Chemicals, Plastics & Rubber Construction & Building Capital Equipment Aerospace & Defense Telecommunications All Others UNDERLYING INDUSTRYCLO MANAGER EXPOSUREREINVESTMENT END DATEASSET MIX 5% 49% 10% 6% 25% 5% 2025 2026 2027 2028 2029 2030 Underlying Portfolio Overview Note: As of December 31, 2024. Totals may not sum due to rounding. 7% 6% 6% 6% 6% 6% 5% 5%5%5% 43% Irradiant Partners Benefit Street Partners Voya Alternative Asset Management Allstate Investment Management Company Elmwood Asset Management Ballyrock Investment Advisors MidOcean Credit Fund Management Apollo Capital Management Onex Credit Partners Ares All Others 99% 1% CLO Equity Legacy Real Estate Loan

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 11 Portfolio Overview Diversified Portfolio across 52 unique CLO investments managed by 27 different CLO Managers Number of Unique Underlying Loan Obligors 1,391 Number of Underlying Loans 1,926 Largest Exposure to an Individual Obligor 0.58% Average Individual Loan Obligor Exposure 0.07% Top 10 Loan Obligors Exposure 4.88% Currency: USD Exposure 100.00% Aggregate Indirect Exposure to Senior Secured Loans 96.63% Weighted Average Market Price of Loan Collateral 97.83 Weighted Average Stated Loan Spread 3.38% Weighted Average Loan Rating B+ S&P CCC Rated Obligors 5.35% Obligors Priced Below 80 3.40% Weighted Average Loan Maturity 4.6 years Weighted Average Remaining CLO Reinvestment Period 2.5 years Weighted Average Junior Overcollateralization (OC) Cushion 4.18% Last 12 Month Default Rate including Distressed Exchanges of Underlying Loans 1.52% Loan Market Default Rate including Distressed Exchanges 4.49% Summary of Underlying Portfolio Characteristics 12/31/2024

Obligor and Industry Exposures

As of December 31, 2024, CCIF has exposure to 1,391 unique loan obligors across a range of industries

Obligor and Industry Exposure

Top 10 Underlying Obligors	% Total (1)
TransDigm	0.58%
Medline	0.56%
Sedgwick Claims Management Service	0.52%
TIBCO Software	0.50%
Caesars Entertainment	0.48%
Asurion	0.48%
Peraton	0.46%
Calpine	0.45%
Altice France	0.44%
Belron Finance US	0.41%
Total	**4.88%**

Top 10 Industries of Underlying Obligors	% Total (1)
High Tech	12.25%
Healthcare & Pharmaceuticals	11.85%
Banking, Finance, Insurance & Real Estate	9.90%
Services: Business	7.56%
Hotels, Gaming & Leisure	5.31%
Chemicals, Plastics & Rubber	4.77%
Construction & Building	4.75%
Capital Equipment	4.74%
Aerospace & Defense	3.89%
Telecommunications	3.52%
Total	**68.54%**

(1) Totals may not sum due to rounding

TRADE SECRET & STRICTLY CONFIDENTIAL 12

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 13 Investment Positions as of December 31, 2024 CLO INVESTMENT MARKET VALUE (1) VINTAGE YEARS REMAINING IN REINVESTMENT PERIOD YEARS REMAINING IN NON-CALL PERIOD % OF HOLDINGS CCC+ OR LOWER JUNIOR OC CUSHION SENIOR AAA SPREAD WEIGHTED AVERAGE PORTFOLIO SPREAD WEIGHTED AVERAGE RATING FACTOR(2) DIVERSITY SCORE (3) AGL 2022-17A SUB(4) 1,843 2022 2.09 0.00 5.70% 5.03% 1.33% 3.51% 2,875 94 AIMCO 2019-10A SUB 6,857 2019 4.62 1.45 3.40% 5.15% 1.41% 3.11% 2,640 79 AIMCO 2021-14A SUB 4,100 2021 1.32 0.00 3.50% 3.93% 1.25% 3.13% 2,697 79 APID 2020-33A SUB 2,703 2020 1.84 0.00 5.60% 4.20% 1.41% 3.28% 2,833 87 APID 2022-39A SUB 3,720 2022 2.34 0.00 5.20% 3.90% 1.31% 3.43% 2,840 83 ARES 2020-56A SUB(4) 2,335 2020 1.84 0.00 6.20% 4.54% 1.42% 3.52% 2,925 83 ARES 2021-59A SUB 4,731 2021 1.33 0.00 5.80% 3.83% 1.29% 3.53% 2,915 84 ARES 2021-60A SUB 838 2021 1.57 0.00 5.92% 4.52% 1.38% 3.56% 2,922 84 BABSN 2019-3A SUB 4,200 2019 3.10 0.98 4.00% 2.63%(5) 1.15% 3.14% 2,644 87 BABSN 2021-1A SUB 1,772 2021 1.33 0.00 6.00% 4.36% 1.28% 3.40% 2,727 91 BALLY 2021-16A SUB(4) 2,786 2021 1.57 0.00 6.20% 5.40% 1.39% 3.36% 2,790 93 BALLY 2021-18A SUB 1,443 2021 2.07 0.00 5.30% 4.47% 1.41% 3.39% 2,797 94 BALLY 2021-1A SUB(4) 3,132 2021 1.31 0.00 5.00% 4.95% 1.32% 3.36% 2,746 94 BALLY 2022-19A SUB 2,427 2022 2.33 0.00 5.80% 4.19% 1.33% 3.47% 2,769 89 BGCLO 2021-3A SUB(4) 3,837 2021 2.08 0.00 4.70% 4.83% 1.49% 3.45% 2,820 87 BSP 2021-23A SUB 6,755 2021 1.33 0.00 5.50% 5.10% 1.34% 3.42% 2,779 86 BSP 2024-38A SUB 4,676 2024 5.07 1.99 N/A 5.00% 1.31% 3.51% N/A N/A CIFC 2020-3A SUB 6,135 2020 1.83 0.00 4.40% 5.58% 1.40% 3.51% 2,799 100 ELM16 2022-3A SUB 3,459 2022 4.36 1.19 3.94% 4.35% 1.53% 3.30% 2,722 87 ELMW1 2019-1A SUB 4,620 2019 4.36 1.13 3.98% 4.28% 1.53% 3.30% 2,716 87 ELMW6 2020-3A SUB 1,363 2020 4.61 1.50 3.76% 4.06% 1.38% 3.29% 2,706 88 ELMW7 2020-4A SUB 1,281 2020 4.86 1.79 3.71% 4.16% 1.36% 3.30% 2,705 87 EMPWR 2022-1A SUB 5,728 2022 4.87 1.80 1.40% 5.10% 1.40% 3.32% 2,559 90 Note: Past performance is not a guarantee of future results. As of December 31, 2024, unless otherwise noted. Sources: Kanerai as of December 31, 2024. (1) Market Value shown in thousands. (2) The Weighted Average Rating Factor is a numerical representation of the credit risk of a portfolio. It is calculated as a Weighted Average of Rating Factor values determined by the Moody’s Ratings for each of the individual entities in the portfolio. (3) Moody's Diversity Score is a measure to estimate the diversification in a portfolio. The methodology considers the issuer and industry concentrations in the portfolio. (4) Deal was reset or refinanced during the current quarter (Q2 2025) through February 24, 2025. (5) Junior OC Cushion reflects pre-reset value and is expected to increase upon reset.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 14 Investment Positions as of December 31, 2024 (Cont'd) CLO INVESTMENT MARKET VALUE (1) VINTAGE YEARS REMAINING IN REINVESTMENT PERIOD YEARS REMAINING IN NON-CALL PERIOD % OF HOLDINGS CCC+ OR LOWER JUNIOR OC CUSHION SENIOR AAA SPREAD WEIGHTED AVERAGE PORTFOLIO SPREAD WEIGHTED AVERAGE RATING FACTOR(2) DIVERSITY SCORE (3) GALXY 2016-22A SUBA 1,695 2016 1.31 0.76 3.90% 4.08% 1.24% 3.32% N/A 88 INVCO 2021-1A SUB 2,500 2021 1.31 0.00 7.60% 4.03% 1.26% 3.39% 2,840 87 INVCO 2022-1A SUB 2,816 2022 2.33 0.00 7.50% 4.46% 1.30% 3.52% 2,871 89 INVCO 2022-1A Y 146 2022 2.33 0.00 7.50% 4.46% 1.30% 3.52% 2,871 89 KKR 25 SUB(4) 1,459 2019 1.56 0.00 9.90% 3.53% 1.42% 3.52% 2,926 82 KKR 31A SUB 3,392 2021 1.32 0.00 10.10% 3.27% 1.39% 3.51% 2,968 81 KKR 33A SUB 2,623 2021 1.57 0.00 9.60% 2.97% 1.43% 3.54% 2,991 80 MAGNE 2017-19A SUB(4) 4,084 2017 1.31 0.00 6.10% 3.88% 1.31% 3.20% 2,886 84 MDPK 2022-62A SUB 7,204 2022 3.59 0.54 8.31% 3.03% 1.85% 3.60% 2,978 72 MIDO 2022-11A SUB 4,038 2022 3.09 0.00 4.00% 3.95% 1.75% 3.47% 2,701 76 MIDO 2024-14A SUB 4,299 2024 4.35 1.24 2.60% 5.02% 1.59% 3.44% 2,702 78 MORGN 2021-7A SUB 2,127 2021 1.33 0.00 5.60% 3.75% 1.33% 3.28% 2,752 85 NEUB 2020-38A SBPF(4) 34 2020 1.83 0.00 5.70% 4.22% 1.40% 3.38% 2,866 91 NEUB 2020-38A SUB(4) 5,012 2020 1.83 0.00 5.70% 4.22% 1.40% 3.38% 2,866 91 NEUB 2021-41A SUB 2,387 2021 1.31 0.00 5.70% 3.77% 1.28% 3.34% 2,859 90 NIAPK 2019-1A G 377 2019 5.12 2.05 5.50% 2.85%(5) 1.35% 3.42% 2,961 79 NIAPK 2019-1A SUB 4,076 2019 5.12 2.05 5.50% 2.85%(5) 1.35% 3.42% 2,961 79 OAKC 2016-13A SUB 2,240 2016 4.88 1.69 3.20% 4.99% 1.40% 3.26% 2847 81 OCP 2015-9A SUB(4) 3,944 2015 0.04 0.00 3.70% 4.21% 1.26% 3.31% 2,677 91 OCP 2024-34A SUB 4,027 2024 4.70 1.64 0.40% 5.64% 1.36% 3.41% 2,564 87 OCT55 2021-1A SUB 2,881 2021 1.57 0.00 4.37% 4.02% 1.41% 3.46% 2,848 93 RAD 2019-3A SUB 9,733 2019 4.60 1.52 3.60% 4.19% 1.44% 3.43% 2,839 87 Note: Past performance is not a guarantee of future results. As of December 31, 2024, unless otherwise noted. Sources: Kanerai as of December 31, 2024. (1) Market Value shown in thousands. (2) The Weighted Average Rating Factor is a numerical representation of the credit risk of a portfolio. It is calculated as a Weighted Average of Rating Factor values determined by the Moody’s Ratings for each of the individual entities in the portfolio. (3) Moody's Diversity Score is a measure to estimate the diversification in a portfolio. The methodology considers the issuer and industry concentrations in the portfolio. (4) Deal was reset or refinanced during the current quarter (Q2 2025) through February 24, 2025. (5) Junior OC Cushion reflects pre-reset value and is expected to increase upon reset.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 15 Investment Positions as of December 31, 2024 (Cont'd) CLO INVESTMENT MARKET VALUE (1) VINTAGE YEARS REMAINING IN REINVESTMENT PERIOD YEARS REMAINING IN NON-CALL PERIOD % OF HOLDINGS CCC+ OR LOWER JUNIOR OC CUSHION SENIOR AAA SPREAD WEIGHTED AVERAGE PORTFOLIO SPREAD WEIGHTED AVERAGE RATING FACTOR(2) DIVERSITY SCORE (3) RAD 2021-12A SUB 3,204 2021 1.86 0.00 4.30% 3.80% 1.43% 3.44% 2,888 86 RRAM 2017-2A SUB 4,956 2017 1.31 0.00 6.50% 3.43% 1.32% 3.26% 2,927 73 RRAM 2019-6A SUB 1,131 2019 1.31 0.00 5.90% 3.37% 1.38% 3.31% 2,916 74 RRAM 2020-12A PREF 2,113 2020 1.06 0.54 5.50% 3.09% 1.27% 3.21% 2,888 71 SPEAK 2021-10A SUB(4) 1,305 2021 2.09 0.00 4.67% 3.36%(5) 1.44% 3.26% 2,794 84 VOYA 2020-2A SUB(4) 8,796 2020 1.57 0.00 4.10% 3.69%(5) 1.43% 3.20% 2,726 97 VOYA 2020-3A SUB(4) 2,392 2020 1.83 0.00 4.73% 3.69%(5) 1.41% 3.24% 2,751 96 Note: Past performance is not a guarantee of future results. As of December 31, 2024, unless otherwise noted. Sources: Kanerai as of December 31, 2024. (1) Market Value shown in thousands. (2) The Weighted Average Rating Factor is a numerical representation of the credit risk of a portfolio. It is calculated as a Weighted Average of Rating Factor values determined by the Moody’s Ratings for each of the individual entities in the portfolio. (3) Moody's Diversity Score is a measure to estimate the diversification in a portfolio. The methodology considers the issuer and industry concentrations in the portfolio. (4) Deal was reset or refinanced during the current quarter (Q2 2025) through February 24, 2025. (5) Junior OC Cushion reflects pre-reset value and is expected to increase upon reset.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 16 Monthly Dividend Trend Dividends may include return of capital. (1) Based on our share price as of February 24, 2025. CNII per share and recurring cash flows per share are based on the weighted average number of common shares outstanding for the period. • In conjunction with earnings, CCIF has declared a dividend of $0.105 for the months of March, April, and May 2025, equating to an annualized dividend rate of 16.45% (1) • The dividend is supported by CNII of $0.44 per share and $0.70 per share of recurring cash flows for Q1 2025, and approximately $0.49 per share of recurring cash flows for Q2 2025. The estimated decrease in recurring cash flows per share is attributable to 6 positions that were recently refinanced or reset where the quarterly payment was used to help pay for the refinancing or reset.

CARLYLE

CREDIT INCOME FUND

Appendix

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 18 Quarterly Balance Sheet Detail (Dollar amounts in thousands, except per share data) Q1 2025 Assets Investments, at fair value $ 177,907 Cash and cash equivalents 6,455 Interest receivable from investments 6,325 Prepaid expenses 343 Other assets 147 Total assets $ 191,177 Liabilities & Net Assets Preferred shares, net of unamortized issuance costs $ 61,176 Payable for investments purchased 2,340 Incentive fee payable 868 Management fee payable 551 Professional fees payable 479 Other accrued expenses and liabilities 743 Total liabilities $ 66,157 Net assets $ 125,020 Net Asset Value Per Common Share $ 7.44 Q1 2025 represents the quarter ended December 31, 2024. Totals may not sum due to rounding. Net Asset Value per Common Share is based on the common shares outstanding at quarter-end. Past performance is not indicative of future results and there can be no assurance that any trends will continue.

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 19 Q1 2025 represents the quarter ended December 31, 2024. Totals may not sum due to rounding. Net Investment Income (Loss) per share and Net Income (Loss) per share are based on the weighted average number of common shares outstanding for the period. Past performance is not indicative of future results and there can be no assurance that any trends will continue. Quarterly Income Statement Detail (Dollar amounts in thousands, except per share data) Q1 2025 Investment Income Interest income $ 8,269 Total investment income $ 8,269 Expenses Interest expense $ 1,711 Incentive fee 868 Management fee 822 Professional fees 278 Other fees and expenses 498 Total expenses $ 4,177 Net Investment Income (Loss) $ 4,092 Net realized and change in unrealized gains (losses) (2,967) Net Income (Loss) $ 1,125 Net Investment Income (Loss) per share $ 0.26 Net Income (Loss) per share $ 0.09

R-171, G-132, B-51 R-108, G-132, B-156 R-97, G-161, B-224 R-10, G-54, B-74 R-29, G-101, B-113 R-182, G-231, B-250 R-215, G-185, B-122 R-196, G-206, B-215 R-171, G-202, B-243 R-13, G-107, B-147 R-33, G-152, B-172 R-208, G-232, B-248 R-0, G-0, B-0 R-95, G-95, B-95 R-188, G-188, B-188 R-235, G-235, B-235 R-242, G-232, B-211 R-196, G-234, B-240 T R A D E S E C R E T & S T R I C T L Y C O N F I D E N T I A L 20 Reconciliation of Core Net Investment Income We provide information relating to core net investment income (“CNII”), a non-GAAP measure, on a supplemental basis. This measure is not provided as a substitute for GAAP net investment income (“GAAP NII”), but in addition to it. Our non-GAAP measures may differ from similar measures by other companies, even in the event of similar terms being utilized to identify such measures. CNII is calculated using recurring cash flows minus expenses. Carlyle Credit Income Fund’s (“CCIF”) management uses this information in its internal analysis of results and believes that this information may be informative in assessing the quality of CCIF’s financial performance, identifying trends in its results and providing meaningful period-to-period comparisons. Income from investments in the “equity” class securities of CLO vehicles, for GAAP purposes, is recorded using the effective interest method; this is based on an effective yield to the expected redemption utilizing estimated cash flows, at current cost, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The result is an effective yield for the investment in which the respective investment’s cost basis is adjusted quarterly based on the difference between the actual cash received, or distributions entitled to be received, and the effective yield calculation. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from the cash distributions actually received by CCIF during the period (referred to below as “CLO equity adjustments”). Furthermore, in order for CCIF to continue qualifying as a regulated investment company for tax purposes, we are required, among other things, to distribute at least 90% of our investment company taxable income annually. While CNII may provide a better indication of our estimated taxable income than GAAP NII during certain periods, we can offer no assurance that will be the case, however, as the ultimate tax character of our earnings cannot be determined until after tax returns are prepared at the close of a fiscal year. We note that this non-GAAP measure may not serve as a useful indicator of taxable earnings, particularly during periods of market disruption and volatility, and, as such, our taxable income may differ materially from our CNII. For the three months ended 12/31/2024 9/30/2024 6/30/2024 3/31/2024 ($ in thousands, except per share)(1) Amount Per Share Amount Per Share Amount Per Share Amount Per Share GAAP Net Investment Income $ 4,092 $ 0.26 $ 4,248 $ 0.30 $ 3,997 $ 0.32 $ 3,956 $ 0.33 CLO Equity Adjustments 2,883 0.18 2,178 0.15 2,897 0.23 356 0.03 Core Net Investment Income $ 6,975 $ 0.44 $ 6,426 $ 0.45 $ 6,894 $ 0.54 $ 4,312 $ 0.36 Totals may not sum due to rounding. (1) Per share amounts are based on the weighted average number of common shares outstanding for the period.